ANNUAL REPORT o DECEMBER 31, 2000

[graphic omitted]

THE
KAUFMANN
FUND, INC.
--------------------------------------------------------------------------------
140 East 45th Street
New York, New York 10017

INVESTING IN GROWTH COMPANIES FOR THE LONG TERM

                   ------------------------------------------
                         For the most recent NAV call:
                                 (212) 661-4699
                   ------------------------------------------

                   ------------------------------------------
                   For questions regarding your account call:
                                 (800) 261-0555
                   ------------------------------------------

THE KAUFMANN FUND, INC.                       ANNUAL REPORT - DECEMBER 31, 2000
-------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

DEAR SHAREHOLDER:

The Kaufmann Fund had excellent relative performance in what was for many investors an extremely difficult year. The Fund's net asset value was up 10.9% for the year ended December 31, 2000. For the five and ten-year periods ended December 31, 2000, the Fund had compounded average annual returns of 13.9% and 21.0%, respectively.

Last year was a punishing year for many investors. The NASDAQ, an index highly reflective of America's fastest growing companies, fell 39%, the worst in its history. As to why this happened, the simplest explanation might be the best: world growth slowed sharply during 2000 under the weight of expensive oil and high interest rates. The Fund did well despite these conditions because, beginning last March, we correctly read the signals and defensively repositioned the Fund's portfolio. We gradually:

  o reduced exposure to the high fliers in technology and biotechnology

  o added to positions in financial and healthcare services

  o added to cash reserves

  o reduced the number of positions in the portfolio in order to increase the overall quality of investment while providing sufficient diversification.

In our judgment the current year should generate positive returns for equities and be another good year for our shareholders. We can already foresee the re-acceleration of the global economy -- with the prospect of falling oil prices, falling interest rates, and falling tax rates. As a result, we see some terrific investment opportunities, and believe that 2001 will be a good year to re-deploy the Fund's cash reserves.

The chart on the next page illustrates the growth of a $10,000 investment in the Fund compared to the Russell Midcap Growth Index for the 10-year period ended December 31, 2000.The Russell Midcap Growth Index measures the performance of mid-sized companies that are part of the Russell 1000 Growth Index. During the Fund's preceding years, performance was compared with the Russell 2000 Index. This index measures the performance of small-sized companies. Because of the Fund's current mix of assets, this index is no longer a basis for comparison. However, the chart shows the performance of both indexes. These indexes are unmanaged and shareholders cannot actually make an investment in them.

As always, we will continue to invest the Fund's assets primarily in companies that can grow sales and earnings at high double-digit rates faster than the average company. Such exceptional growth, when achieved by companies with superior managements, strong balance sheets and sustainable competitive advantages, has rewarded investors over the long-term. The challenge is to apply our experience and discipline to identify such companies and to know when to buy and hold them.This is the challenge that continues to motivate and energize us every working day.

We are thankful for your continued support and look forward to serving you for many years to come.

Sincerely,

 /s/ Hans P. Utsch                 /s/ Lawrence Auriana
     Portfolio Co-Manager              Portfolio Co-Manager

--------------------------------------------------------------------------------
                  GROWTH OF A $10,000 INVESTMENT OVER 10 YEARS
--------------------------------------------------------------------------------
             THE KAUFMANN FUND    RUSSELL MIDCAP GROWTH      RUSSELL 2000
--------------------------------------------------------------------------------
INITIAL           $10,000
Dec-91             17,931                14,703                 14,604
Dec-92             19,961                15,984                 17,293
Dec-93             23,597                17,773                 20,558
Dec-94             25,718                17,389                 20,183
Dec-95             35,204                23,297                 25,925
Dec-96             42,551                27,368                 30,202
Dec-97             47,906                33,538                 36,956
Dec-98             48,083                39,529                 36,014
Dec-99             60,321                59,804                 43,669
Dec-00             69,103                52,778                 42,350

This chart shows the growth of a hypothetical investment from December 31, 1990 through December 31, 2000 and assumes that all dividends have been reinvested. Past performance does not guarantee future results. Investment returns and principal value will fluctuate and you may have a gain or loss when you sell your shares.

THE KAUFMANN FUND, INC.                       ANNUAL REPORT - DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------
                                                            2000           1999           1998           1997           1996
NET ASSET VALUE, BEGINNING OF YEAR                       $  5.95        $  5.68        $  6.37        $  5.84        $  5.05
Income from Investment Operations:
  Net Investment Loss                                     (0.050)        (0.060)        (0.040)        (0.060)        (0.030)
  Net Realized and Unrealized Gain on Investments          0.760          1.316          0.017          0.795          1.083
Total Income (Loss) from Investment Operations             0.710          1.256         (0.023)         0.735          1.053
Less Distributions:
  From Net Investment Income                                --             --             --             --             --
  From Net Realized Gains                                  2.230          0.986          0.667          0.205          0.263
Total Distributions                                        2.230          0.986          0.667          0.205          0.263
NET ASSET VALUE, END OF YEAR                             $  4.43        $  5.95        $  5.68        $  6.37        $  5.84

TOTAL RETURN (a)                                           10.86%         26.01%          0.72%         12.59%         20.91%

-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (in millions)                    $ 3,368        $ 3,476        $ 4,621        $ 6,008        $ 5,341
Ratio of Expenses (after expense reimbursement)
  to Average Net Assets (%)                                 1.89%          1.95%          1.96%          1.89%          1.93%
Ratio of Interest Expense to Average Net Assets (%)         0.01%          0.01%          0.01%          0.01%          0.01%
Ratio of Expenses (after expense reimbursement
  less interest expense) to Average Net Assets (%)          1.88%          1.94%          1.95%          1.88%          1.92%
Ratio of Net Investment Loss to Average Net Assets (%)     (0.80)%        (1.19)%        (0.66)%        (1.00)%        (0.82)%
Portfolio Turnover Rate (%)                                   78%            78%            59%            65%            72%

(a) The total returns would have been lower if certain expenses had not been reduced. (See Note 9 of Notes to Financial Statements.)

-----------------------------------------------------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

THE KAUFMANN FUND, INC.                       ANNUAL REPORT - DECEMBER 31, 2000
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCKS 71.6%
--------------------------------------------------------------------------------

                                                         Shares or     Value
                                                         Units Held    (000s)
                                                         ----------  ----------
FINANCIAL - 12.8%

FINANCE - 9.5%
  Concord EFS, Inc.                                 *     5,598,100  $  245,966
  Federal Agricultural Mortgage Corporation       + *       500,000      11,688
  Franklin Resources, Inc.                                  100,000       3,810
  GreenPoint Financial Corp.                        ~       400,000      16,375
  IndyMac Mortgage Holdings, Inc.                   *     1,000,000      29,500
  Ocwen Financial Corporation                       *       238,100       1,518
  Shohkoh Fund & Co. Ltd. (JPY)                    ~^       100,000      10,322
                                                                     ----------
                                                                        319,179
                                                                     ----------
INSURANCE - 2.2%
  ACE Limited                                               700,000      29,706
  Philadelphia Consolidated Holding Corp.       ~ + *     1,300,000      40,138
  RTW, Inc.                                     ~ + *     1,231,200       5,156
                                                                     ----------
                                                                         75,000
                                                                     ----------
VENTURE CAPITAL - 0.4%
  GreenField Technology Ventures Fund I, L.P.     # *             1          94
  incuVest L.L.C. - Class A                       # *             1       5,000
  The Infrastructure Fund, L.P.                   # *             1         150
  Peachtree/CB Partners, L.L.C                    # *             1       2,742
  Peachtree/LeadScope, L.L.C                      # *             1         683
  Peachtree/Medichem Partners, L.L.C              # *             1       1,223
  Peachtree/OpenNetwork Partners, L.L.C           # *             1         982
  Peachtree/Velquest Partners, L.L.C              # *             1         487
  Rocket Ventures II, L.P.                        # *             1       3,813
                                                                     ----------
                                                                         15,174
                                                                     ----------
REAL ESTATE - 0.7%
  Prime Hospitality Corp.                           *        35,000         407
  Starwood Hotels & Resorts Worldwide, Inc.                 600,000      21,150
  Washington Real Estate Investment Trust                   100,000       2,362
                                                                     ----------
                                                                         23,919
                                                                     ----------
TOTAL FINANCIAL                                                         433,272
                                                                     ----------
HEALTH - 22.0%
HEALTHCARE SERVICES - 11.4%
  CareScience, Inc.                                 *       284,800         214
  Community Health Systems, Inc.                    *       155,000       5,425
  CompDent Corp. - Voting Common                 +# *       248,612         122
  CompDent Corp. - Convertible Nonvoting Com     +# *        98,880          54
  CompDent Corp. - Convertible
    Participating Pfd                            +# *         2,851       2,832
  CompDent Corp. - Series B Convertible Pfd.     +# *         1,134       1,258
  Express Scripts, Inc. * 250,000 25,563
  Health Management Associates, Inc.                *       400,000       8,300
  Healthcare Recoveries, Inc.                     + *     1,396,000       4,101
  HEALTHSOUTH Corporation                           *     1,000,000      16,312
  Laboratory Corporation of America Holdings        *       100,000      17,600
  Latin Healthcare Fund, L.P.                     # *             1       9,579
  LifePoint Hospitals, Inc.                         *        72,500       3,634
  Lincare Holdings, Inc.                          + *     5,000,000     285,313
  Tenet Healthcare Corporation                              100,000       4,444
                                                                     ----------
                                                                        384,751
                                                                     ----------
MEDICAL EQUIPMENT & SUPPLIES - 3.3%
  Amira Medical - Series A Pfd.                   # *       250,000       1,375
  Amira Medical - Series D Pfd.                   # *     1,000,000       5,500
  Aspect Medical Systems, Inc.                    ~ *       470,000       4,054
  Bionx Implants, Inc.                            + *       862,750       1,186
  Caliper Technologies Corp.                      # *       200,000       9,600
  Cardinal Health, Inc.                                     335,000      33,374
  Conceptus, Inc.                                 + *       500,000       6,563
  Cortek, Inc. - Series C Convertible Pfd.        # *       500,000       1,000
  Cryolife, Inc.                                    *       300,000       9,075
  Curon Medical Inc.                                *       200,000         803
  De Novo (Q) Ventures I, L.P.                    # *             4       2,000
  Dexcom, Inc. - Series B Pfd.                    # *     2,083,333       3,000
  Diagnostic Products Corporation                            74,500       4,070
  Haemonetics Corporation                           *       300,000       9,263
  Medtronic, Inc.                                   #        94,453       5,132
  Orthofix International N.V                      + *       826,900      15,814
  Sanarus Medical Incorporated - Series A Pfd.    # *       666,667       1,000
  ThermoGenesis Corp.                             ~ *       556,400         974
  Urologix, Inc.                                    *        21,500         293
                                                                     ----------
                                                                        114,076
                                                                     ----------
PHARMACEUTICAL & BIOTECH - 7.3%
  ACADIA Pharmaceuticals Inc.                     # *       266,667       2,000
  Aclara Biosciences Inc.                           *        95,000       1,033
  AeroGen, Inc                                    # *       296,296       2,676
  Alexion Pharmaceuticals, Inc.                 ~ + *       104,900       6,812
  Allos Therapeutics Inc.                           *       450,000       3,628
  Aradigm Corporation                               *       380,000       5,557
  Aradigm Corporation                             # *       666,667       8,775
  Argonaut Technologies Inc.                        *       410,000       3,485
  ArQule, Inc.                                    + *       549,500      17,584
  Array BioPharma Inc.                            ~ *       340,000       3,039
  Aurora Biosciences Corporation                ~ + *       307,500       9,667
  Cephalon, Inc. - Convertible Pfd.                          95,000      17,041
  Charles River Laboratories International, Inc.    *       220,000       6,022
  CIMA Labs Inc.                                    *       100,000       6,506
  Collateral Therapeutics, Inc.                   ~ *       100,000       1,769
  Corvas International, Inc.                      ~ *       100,000       1,438
  CV Therapeutics, Inc.                           ~ *        69,000       4,882
  Deltagen, Inc.                                    *       300,000       3,131
  diaDexus, Inc. - Series C Pfd.                  # *       645,161       5,000
  Genomica Corporation                            # *     3,989,272      16,855
  Genta Incorporated                            ~ # *       296,296       2,133
  Genzyme Transgenics Corporation                   *       150,000       2,147
  IDEC Pharmaceuticals Corporation                ~ *       205,000      38,860
  Inspire Pharmaceuticals, Inc.                   ~ *       100,000       2,606
  Intermune Pharmaceutcials, Inc.                   *       170,000       7,586
  IntraBiotics Pharmaceuticals, Inc.
     - Series G Pfd.                              # *       750,000       6,497
  King Pharmaceuticals, Inc.                        *       300,000      15,506
  Medarex, Inc.                                     *       250,000      10,187
  MitoKor - Series F Pfd.                         # *       266,668       2,000
  NPS Pharmaceuticals, Inc.                       ~ *       100,000       4,800
  Peptech Limited (AUD)                         ^ # *        31,250           0
  Pharmacopeia, Inc.                                *       100,000       2,181
  Rosetta Inpharmatics, Inc.                      ~ *       150,000       2,400
  Serono SA                                         *       150,000       3,591
  Telik, Inc.                                       *       300,000       1,988
  Variagenics, Inc.                               ~ *       100,000       1,186
  Waters Corporation                                *       175,000      14,613
  Xenometrix, Inc.                                # *         6,619           2
                                                                     ----------
                                                                        245,183
                                                                     ----------
TOTAL HEALTH                                                            744,010
                                                                     ----------
RETAIL - 5.4%
RESTAURANTS - 3.2%
  Bob Evans Farms, Inc.                                      36,600         780
  California Pizza Kitchen, Inc.                  ~ *       100,000       2,825
  IHOP Corp.                                        *       100,000       2,169
  J.D. Wetherspoon plc (GBP)                       ^+    20,614,322     102,954
  Landry's Seafood Restaurants, Inc.                         16,700         166
  Western Growth Capital Partners I, L.L.L.P      # *             1         166
                                                                     ----------
                                                                        109,060
                                                                     ----------
RETAIL - 2.2%
  Abercrombie & Fitch Co.                           *       350,000       7,000
  AutoZone, Inc.                                    *       900,000      25,650
  Family Dollar Stores, Inc.                        ~       400,000       8,575
  PETsMART, Inc.                                ~ + *    10,000,000      28,750
  Ross Stores, Inc.                                         100,000       1,688
                                                                     ----------
                                                                         71,663
                                                                     ----------
TOTAL RETAIL                                                            180,723

SERVICES - 13.6%
BUSINESS SERVICES - 2.8%
  Cendant Corporation                             ~ *     2,650,000      25,506
  Corporate Executive Board Company               + *     1,059,900      42,148
  CoStar Group, Inc.                              ~ *       228,900       5,408
  Dispatch Management Services Corp.              + *     1,260,600          59
  Electricity Generating Authority
    of Thailand (THB)                             ^ *        10,000           7
  Iron Mountain Incorporated                      ~ *       100,000       3,713
  Kroll-O'Gara Company                              *       223,400       1,340
  Teledyne Technologies Incorporated                *       650,000      15,356
                                                                     ----------
                                                                         93,537
                                                                     ----------

MEDIA - 6.5%
  Clear Channel Communications, Inc.                *     1,400,000      67,812
  CNET Networks, Inc.                             ~ *       425,000       6,793
  Comcast Corporation                               *     1,000,000      41,750
  Cox Communications, Inc.                          *       425,000      19,789
  Entercom Communications Corp.                   ~ *       480,000      16,530
  Grupo Televisa S.A.                               *       200,000       8,988
  Infinity Broadcasting Corporation - Class A       *     1,025,000      28,636
  Lamar Advertising Company                       ~ *       570,000      21,998
  SBS Broadcasting SA                             ~ *       100,000       2,619
  United Pan-Europe Communications N.V. (NGL)     ^ *       156,000       1,594
  United Pan-Europe Communications N.V. ADR       ~ *       450,000       4,725
                                                                     ----------
                                                                        221,234
                                                                     ----------

RECREATION & ENTERTAINMENT - 0.7%
  Carnival Corporation                                      161,000       4,961
  Championship Auto Racing Teams, Inc.              *       450,000       9,450
  CINAR Corporation                               + *       995,900       4,046
  Dover Downs Entertainment, Inc.                           325,000       3,636
  Speedway Motorsports, Inc.                      ~ *        64,300       1,543
                                                                     ----------
                                                                         23,636
                                                                     ----------

TELECOMMUNICATION SERVICES - 2.2%
  Allegiance Telecomm,Inc                           *       100,000       2,227
  American Tower Corp.                            ~ *       400,000      15,150
  Broadwing Inc.                                    *       250,000       5,703
  Crown Castle International Corp.                  *        50,000       1,353
  Illuminet Holdings, Inc.                        # *        80,400       1,475
  Illuminet Holdings, Inc.                          *       719,800      16,511
  ITC^DeltaCom, Inc.                              ~ *       417,100       2,248
  Nextel Communications, Inc.                       *       200,000       4,950
  Nextel Partners, Inc.                             *       206,000       3,463
  Qwest Communications International Inc.           *       150,000       6,150
  RateXchange Corporation - Warrants 3/15/03      # *        20,833           0
  TALK.com, Inc.                                    *     3,000,000       4,313
  Yipes Communications Group, Inc.                # *     1,538,461      10,000
                                                                     ----------
                                                                         73,543
                                                                     ----------

TRANSPORTATION - 1.4%
  Budget Group, Inc.                              ~ *       975,000       2,072
  Frontline Limited                               ~ *        33,400         476
  Frontline Limited (NOK)                        ~^ *     1,800,000      24,346
  OMI Corporation                                 ~ *     1,550,000       9,978
  Teekay Shipping Corporation                               300,000      11,400
                                                                     ----------
                                                                         48,272
                                                                     ----------
TOTAL SERVICES                                                          460,222
                                                                     ----------

TECHNOLOGY - 12.6%
COMPUTER HARDWARE & PERIPHERALS - 0.8%
  EMC Corporation                                   *       300,000      19,950
  Exabyte Corporation                               *       750,000       2,578
  Silicon Graphics, Inc.                          ~ *       475,000       1,900
  Unisys Corporation                                *       200,000       2,925
                                                                     ----------
                                                                         27,353
                                                                     ----------

COMPUTER SOFTWARE - 2.2%
  Amdocs Limited                                    *       800,000      53,000
  Attunity Ltd.                                   # *        45,000         199
  Attunity Ltd. - Warrants 3/21/05                # *         9,000           0
  Attunity Ltd. - Warrants 3/22/05                # *         9,000           0
  Check Point Software Technologies Ltd.          ~ *        50,000       6,678
  Lightspan Inc.                                    *       115,000         165
  Network Associates, Inc.                          *     1,295,000       5,423
  SensAble Technologies, Inc. - Series B Pfd.     # *     1,333,334       4,427
  SensAble Technologies, Inc. - Series C Pfd.     # *       443,979       1,474
  Siebel System, Inc.                               *        50,000       3,381
                                                                     ----------
                                                                         74,747
                                                                     ----------
DATA PROCESSING SERVICES - 3.2%
  Affiliated Computer Services, Inc.                *       850,000      51,584
  CSG Systems International, Inc.                   *       998,100      46,848
  Ordina Beheer NV (NGL)                          ^ *       228,593       4,948
  PEC Solutions, Inc.                               *       200,000       1,625
  Ryan Hankin Kent, Inc. - Series B
    Convertible Pfd.                              # *     2,000,000       2,000
                                                                     ----------
                                                                        107,005
                                                                     ----------
NETWORKING & TELECOMMUNICATION EQUIPMENT - 2.5%
  ADTRAN, Inc.                                      *       350,000       7,438
  BreezeCOM Ltd.                                    *       822,424      11,771
  BreezeCOM Ltd.- Series B Convertible Pfd.       # *       557,576       5,586
  Cabletron Systems, Inc.                           *       100,000       1,506
  Centerpoint Broadband Technologies, Inc.        # *       556,587       6,000
  Comverse Technology, Inc.                       ~ *        50,000       5,431
  Expand Networks Ltd. - Series C Pfd.            # *     1,059,322       2,500
  Garmin Ltd.                                       *       250,000       4,938
  Integrated Telecom Express, Inc.                  *       530,000       2,534
  JDS Uniphase Corporation                          *       150,000       6,253
  Methode Electronics, Inc.                                 500,000      11,469
  P-Com, Inc.                                     # *     2,516,990       6,167
  RADVision Ltd.                                  ~ *       350,000       4,309
  Stratos Lightwave, Inc.                         ~ *        25,000         427
  Sunrise Telecom Incorporated                    ~ *       104,800         409
  Tellabs, Inc.                                     *       100,000       5,650
                                                                     ----------
                                                                         82,388
                                                                     ----------
ONLINE INTERNET INFORMATION - 1.4%
  America Online, Inc.                              *       650,000      22,620
  eBay, Inc.                                        *       150,000       4,950
  Emailthatpays.com Inc.                          # *        17,200           4
  Getty Images, Inc.                              ~ *       200,000       6,400
  HomeStore.com, Inc.                             ~ *       167,600       3,373
  Hotel Reservations Network, Inc.              ~ + *       225,000       6,384
  India.com, Inc.                                 # *     2,884,615       3,000
  internet.com Venture Partners III L.L.C         # *             2         600
  Mail.com                                          *       876,300         630
  TMP Worldwide Inc.                                *        10,000         550
                                                                     ----------
                                                                         48,511
                                                                     ----------
SEMICONDUCTOR & EQUIPMENT - 2.5%
  Analog Devices, Inc.                              *       200,000      10,237
  Atmel Corporation                                 *     1,150,000      13,369
  Cabot Microelectronics Corporation                *        10,000         519
  Cypress Semiconductor Corporation                 *       250,000       4,922
  MIPS Technologies, Inc.                           *        65,824       1,677
  QuickLogic Corporation                          ~ *       500,000       3,469
  Vitesse Semiconductor Corporation                 *       880,000      48,675
  Xilinx, Inc.                                      *        10,000         461
                                                                     ----------
                                                                         83,329
                                                                     ----------
TOTAL TECHNOLOGY                                                        423,333
                                                                     ----------
OTHER - 5.2%
ENERGY - 3.2%
  Devon Energy Corporation                                   25,000       1,524
  EEX Corporation                                 ~ *     2,200,000      10,725
  Enron Corp.                                               240,000      19,950
  Forest Oil Corporation                            *       180,000       6,637
  Kinder Morgan, Inc.                               ~       410,000      21,397
  NiSource Inc.                                     *       100,000       3,075
  NRG Energy, Inc.                                  *       250,000       6,953
  NUI Corporation                                           200,000       6,438
  Ocean Energy, Inc.                                *         50,00         869
  Oceaneering International, Inc.                   *       600,000      11,662
  Orion Power Holdings, Inc.                        *       350,000       8,619
  Triton Energy Limited                             *       100,000       3,000
  UtiliCorp United Inc.                             ~       200,000       6,200
  Virginia Gas Company                            + *       593,000       2,224
                                                                     ----------
                                                                        109,273
                                                                     ----------
INDICIES - 1.6%
  DIAMONDS Trust Series I                                   200,000      21,356
  Nasdaq - 100 Trust Series I                       *       400,000      23,350
  Pharmaceutical HOLDRs Trust                       *        80,000       9,140
                                                                     ----------
                                                                         53,846
                                                                     ----------
INDUSTRIAL - 0.4%
  The Shaw Group Inc.                             ~ *        65,000       3,250
  Simpson Manufacturing Co., Inc.                   *       200,000      10,200
                                                                     ----------
                                                                         13,450
                                                                     ----------
TOTAL OTHER                                                             176,569
                                                                     ----------
-------------------------------------------------------------------------------
TOTAL STOCKS (Cost $1,783,750)                                       $2,418,129
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CONVERTIBLE BONDS 0.8%
-------------------------------------------------------------------------------
                                                             Face
                                                            Amount
                                                         -----------
  APP Finance (VII) Mauritius Limited                  $ 12,000,000 $    4,680
    3.50% 04/30/03
  PETsMART, Inc.                                    +    37,500,000      23,625
    6.75% 11/01/04
-------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (Cost $46,605)                               $   28,305
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CONTRACTS 0.0%
-------------------------------------------------------------------------------
  PURCHASED OPTIONS                                        Contracts
    Currency options, strike price, expiration:          -----------
      GBP, call @ 1.385, 01/29/01                           780,000  $        8
    Equity options, strike price, expiration:
      Cendant Corporation, call @ 15, 01/20/01                5,000          31
      Cendant Corporation, call @ 20, 01/20/01                7,000          44
  SOLD OPTIONS
    Currency options, strike price, expiration:
      GBP, call @ 1.449, 01/29/01                          (780,000)     (3,728)
-------------------------------------------------------------------------------
TOTAL CONTRACTS (Cost $5,149)                                        $   (3,645)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 27.6%
-------------------------------------------------------------------------------

                                                          Par Value
                                                          or Shares
                                                         -----------
COMMERCIAL PAPER - 1.2%
    Clipper Receivables Corp., 6.55%, 01/02/01         $ 42,613,000  $   42,605
MONEY MARKET FUNDS - 10.4%
    SSGA Prime Money Market Fund                         97,000,000      97,000
    Citifunds Institutional Liquid Reserves Fund        252,875,793     252,876
                                                                     ----------
                                                                        349,876
REPURCHASE AGREEMENTS - 16.0% State Street Bank
    and Trust Company, 6.45%, dated
    12/29/00, due 01/02/01
    (collateralized by Federal Agency Securities)       540,800,000     540,800
                                                                     ----------

-------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS                                         $  933,281
(Cost $933,281)
-------------------------------------------------------------------------------

TOTAL INVESTMENTS 100%                                               $3,376,070
(COST $2,768,785)                                                    ==========

LEGEND
  % Represents percentage of total portfolio owned
  ~ A portion of these securities were on loan at December 31, 2000.Total market value of all securities on loan at December 31, 2000 was $202,657,962, for which the Fund had received $217,899,658 as collateral.
  ^ Foreign Denominated Security:
       AUD - Australian Dollar
       GBP - British Pound
       JPY - Japanese Yen
       NGL - Netherlands Guilder
       NOK - Norwegian Kroner
       THB - Thai Baht
  + Affiliated Company (See Note 2 of Notes to Financial Statements)
  # Restricted security - not registered under the Securities Act of 1933 (See
    Note 3 of Notes to Financial Statements)
  * Non-income producing during the year

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

THE KAUFMANN FUND, INC.                       ANNUAL REPORT - DECEMBER 31, 2000
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2000
-----------------------------------------------------------------------------
                                                                  AMOUNTS IN
                                                                   THOUSANDS
-----------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------
  Investments in securities at value (cost $2,768,785)
    (See accompanying schedule)                                    $3,376,070
  Cash                                                                      4
  Collateral for securities loaned, at fair value (Note 8)            217,900
  Receivables
  Investment securities sold                                           49,987
  Fund shares sold                                                      2,145
  Dividends and interest                                                2,585
  Other                                                                    96
                                                                   ----------

-----------------------------------------------------------------------------
TOTAL ASSETS                                                        3,648,787
-----------------------------------------------------------------------------

LIABILITIES
  Payable upon return of securities loaned (Note 8)                   217,900
  Unrealized loss on foreign currency exchange contract (Note 1)          124
  Payables
  Investment securities purchased                                      41,714
  Fund shares reacquired                                               12,311
  Investment Advisor                                                    3,769
  Other                                                                 4,172
  Accrued expenses                                                        803
                                                                   ----------
TOTAL LIABILITIES                                                     280,793

-----------------------------------------------------------------------------
NET ASSETS                                                         $3,367,994
-----------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
  Net capital paid in on Fund shares                               $2,524,209
  Distributable earnings                                              843,785
                                                                   ----------
NET ASSETS
  (equivalent to $4.43 per share based on 760,933,767
    shares outstanding)(Note 6)                                    $3,367,994
                                                                   ==========

-----------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

THE KAUFMANN FUND, INC.                       ANNUAL REPORT - DECEMBER 31, 2000
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                AMOUNTS IN
                                                                 THOUSANDS
---------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------
  Interest (including income on securities loaned of $2,052) $ 33,998 Dividends, net of $122 foreign taxes withheld
    (including $776 received from affiliated issuers)                 3,640
  Other (Note 9)                                                      1,823
                                                                 ----------

---------------------------------------------------------------------------
TOTAL INCOME                                                         39,461
---------------------------------------------------------------------------

EXPENSES
  Investment advisory fee (Note 9)                                   54,427
  Distribution fee (Note 9)                                          13,062
  Shareholder servicing fees                                          3,280
  Audit fees                                                            540
  Custodian fees and expenses                                           420
  Interest expense (Note 5)                                             407
  Printing and mailing expenses                                         277
  Non-interested directors' fees and expenses                           236
  Legal fees                                                            144
  Registration fees                                                      48
  Miscellaneous expenses                                                206
                                                                 ----------
  Total expenses before reimbursement                                73,047
  Expense reimbursement by Investment Advisor (Note 9)               (4,500)
                                                                 ----------
NET EXPENSES                                                         68,547

---------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (29,086)
---------------------------------------------------------------------------

  Realized and Unrealized Gain from Investments
   and Foreign Currency
    Net realized gain (loss) on:
      Investment securities (including net realized gain
        of $171,074 on sales of investments                      $1,374,482
        in affiliated issuers (Note 2))
      Foreign currency transactions                                  (2,632)
                                                                  1,371,850
                                                                 ----------
      Net increase (decrease) in unrealized appreciation
       (depreciation) on:
        Investment securities                                      (963,410)
        Translation of assets and liabilities in
           foreign currencies                                            20
                                                                 ----------
                                                                   (963,390)
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
  AND FOREIGN CURRENCY                                              408,460
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  379,374
                                                                 ==========

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

THE KAUFMANN FUND, INC.                       ANNUAL REPORT - DECEMBER 31, 2000
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                         YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                       AMOUNTS IN THOUSANDS
                                                    --------------------------
                                                        2000          1999
                                                    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment loss - net                             $   (29,086)   $   (40,228)
  Net realized gain from investments and foreign
    currency                                          1,371,850        449,948
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                  (963,390)       231,028
                                                    -----------    -----------
  Net increase in net assets resulting from
    operations                                          379,374        640,748
  Distributions to shareholders                      (1,170,155)      (512,373)
  Share transactions (Note 6)                           682,900     (1,273,518)
                                                    -----------    -----------
  Total decrease in net assets                         (107,881)    (1,145,143)

NET ASSETS
  Beginning of year                                   3,475,875      4,621,018
                                                    -----------    -----------
  End of year                                       $ 3,367,994    $ 3,475,875
                                                    ===========    ===========

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

THE KAUFMANN FUND, INC.                       ANNUAL REPORT - DECEMBER 31, 2000
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

   SIGNIFICANT ACCOUNTING POLICIES

     The Kaufmann Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is incorporated in Maryland. The investment objective of the Fund is to seek capital appreciation by investing principally in common stocks of growth companies for the long term.

   SECURITY VALUATION

     Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Short-term notes are stated at amortized cost, which approximates fair value. Restricted securities and other securities, for which quotations are not readily available, are valued using dealer supplied valuations or are valued at fair value as determined in good faith under consistently applied procedures as established by the Board of Directors. The ability of issuers of debt securities, held by the Fund, to meet their obligations may be affected by economic and political developments in a specific country or region.

   REPURCHASE AGREEMENTS

     In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

   FOREIGN CURRENCY

     Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

     The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at year end, resulting from changes in the exchange rate.

   OPTION WRITING

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

   SECURITY LOANS

     The Fund receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

   FINANCIAL FUTURES CONTRACTS

     The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

   SHORT SALES

     The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

   FOREIGN CURRENCY CONTRACTS

     The Fund may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risks, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

   FEDERAL INCOME TAXES

     The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   OTHER

     The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

 2 TRANSACTIONS WITH AFFILIATED COMPANIES

     An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares. Transactions with companies which are or were affiliates are as follows:

                                                                    AMOUNTS IN THOUSANDS
                                                            -----------------------------------------
                                                            PURCHASE     SALES    DIVIDEND
     AFFILIATES                                               COST       COST      INCOME     VALUE
     ------------------------------------------------------------------------------------------------
     Aastrom Biosciences, Inc.                        *   $   --     $  3,800   $   --     $   --
     Aastrom Biosciences, Inc. - Pfd.                #*       --          395       --         --
     Alexion Pharmaceuticals, Inc.                    *       --       70,969       --        6,812
     Alpha Industries, Inc.                           *       --       45,433       --         --
     ArQule, Inc.                                     *       --       37,309       --       17,584
     Aurora Biosciences Corporation                   *         70     93,886       --        9,667
     Billing Concepts Corp.                           *       --        3,812       --         --
     Bionx Implants, Inc.                             *        331         83       --        1,186
     Carey International, Inc.                        *        507      8,588       --         --
     CINAR Corporation                                *       --        5,180       --        4,046
     CompDent Corp.-Voting Common                    #*       --         --         --          122
     CompDent Corp.-Convertible Nonvtg. Common       #*         54       --         --           54
     CompDent Corp.-Convertible Participating Pfd.   #*       --         --         --        2,832
     CompDent Corp.-Series B Convertible. Pfd.       #*      1,258       --         --        1,258
     Conceptus, Inc.                                  *      4,689       --         --        6,563
     Corporate Executive Board Company                *      3,906      2,123       --       42,148
     Cunningham Graphics International, Inc.          *        219      3,891       --         --
     Dispatch Management Services Corp.               *        341         62       --           59
     Federal Agricultural Mortgage Corp.              *      1,992      3,275       --       11,688
     Hanger Orthopedic Group, Inc.                    *       --        2,538       --         --
     Healthcare Recoveries, Inc.                      *       --         --         --        4,101
     Hotel Reservations Network, Inc.                 *     20,253     22,352       --        6,384
     Hutchinson Technology Inc., 6%, 3/15/05                  --       17,052       --         --
     J.D. Wetherspoon plc (GBP)                             15,706        708        776    102,954
     Lincare Holdings, Inc.                           *     16,700      7,345       --      285,313
     MAPICS, Inc.                                     *       --        2,293       --         --
     Orthofix International N.V                       *       --         --         --       15,814
     PETsMART, Inc.                                   *     12,734       --         --       28,750
     PETsMART, Inc., 6.75%, 11/01/04                          --        5,500       --       23,625
     Philadelphia Consolidated Holding Corp.          *       --        1,369       --       40,138
     PSS World Medical, Inc.                          *       --        8,336       --         --
     RTW, Inc.                                        *        241       --         --        5,156
     Systemax Inc.                                    *       --        7,932       --         --
     TriPath Imaging, Inc.                            *       --        1,053       --         --
     United Payors & United Providers, Inc.           *       --        6,238       --         --
     US Oncology, Inc.                                *       --       19,486       --         --
     Virginia Gas Company                             *       --         --         --        2,224
     ZOLL Medical Corporation                         *       --       33,671       --         --
                                                          --------   --------   --------   --------
     TOTAL OF AFFILIATED TRANSACTIONS                     $ 79,001   $414,679   $    776   $618,478
                                                          ========   ========   ========   ========

     * Non-income producing during the year.
     # Restricted security (See Footnote 3)

 3 RESTRICTED SECURITIES

     The Fund may not invest more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 2000, the Fund owned the following restricted securities (constituting 4.4% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by pricing services or brokers, or if not available, in good faith by or at the direction of the Board of Directors. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                                                                    AMOUNTS IN THOUSANDS
                                                                                              ---------------------------------
                                                              DATE OF         SHARE/PAR
       DESCRIPTION                                          ACQUISITION        AMOUNT               COST             VALUE
     --------------------------------------------------------------------------------------------------------------------------
     ACADIA Pharmaceuticals Inc.                              05/03/00           266,667    $         2,000   $         2,000
     AreoGen, Inc.                                            07/06/00           296,296              2,000             2,676
     Amira Medical - Series A Pfd                             04/12/99           250,000              1,375             1,375
     Amira Medical - Series D Pfd                             04/12/99         1,000,000              5,500             5,500
     Aradigm Corporation                                      03/10/99           666,667              7,000             8,775
     Attunity Ltd.                                            03/09/00            45,000                765               199
     Attunity Ltd. - Warrants 03/21/05                        07/13/00             9,000               --                --
     Attunity Ltd. - Warrants 03/22/05                        07/13/00             9,000               --                --
     BreezeCOM Ltd. - Series B Convertible Pfd.               11/05/99           557,576              2,300             5,586
     Caliper Technologies Corp.                               08/24/00           200,000              9,600             9,600
     Centerpoint Broadband Technologies, Inc.                 10/25/00           556,587              6,000             6,000
     CompDent Corp. - Voting Common                           05/24/95            60,000                 36                30
                                                              04/21/97            75,000                 46                36
                                                              04/22/97            65,000                 40                32
                                                              06/30/99            48,612               --                  24
                                                                         ---------------    ---------------   ---------------
                                                                                 248,612                122               122

     CompDent Corp. - Convertible Nonvoting Com               07/12/00            98,880                 54                54
     CompDent Corp. - Convertible Participating Pfd.          05/24/95               855                834               849
                                                              04/21/97             1,069              1,060             1,062
                                                              04/22/97               927                938               921
                                                                         ---------------    ---------------   ---------------
                                                                                   2,851              2,832             2,832

     CompDent Corp. - Series B Convertible Pfd.               07/12/00             1,134              1,258             1,258
     Cortek, Inc. - Series C Convertible Pfd.                 02/29/00           500,000              1,000             1,000
     De Nova (Q) Ventures I, L.P.                             03/09/00                 4              2,000             2,000
     Dexcom, Inc. - Series B Pfd.                             12/01/00         2,083,333              3,000             3,000
     diaDexus, Inc. - Series C Pfd.                           04/04/00           645,161              5,000             5,000
     Emailthatpays.com Inc.                                   03/24/97            17,200                301                 4
     Expand Networks Ltd. - Series C Pfd                      09/22/00         1,059,322              2,500             2,500
     Genomica Corporation                                     02/17/00         3,240,740              7,000            13,692
                                                              03/10/00           748,532              3,368             3,163
                                                                         ---------------    ---------------   ---------------
                                                                               3,989,272             10,368            16,855

     Genta Incorporated                                       09/25/00           296,296              2,000             2,133
     GreenField Technology Ventures Fund I, L.P.              06/15/98                 1                 88                94
     Illuminet Holdings, Inc.                                 02/04/98            80,400                358             1,475
     incuVest L.L.C. - Class A                                01/06/00                 1              5,000             5,000
     India.com, Inc.                                          09/14/00         2,884,615              3,000             3,000
     The Infrastructure Fund, L.P.                            08/11/00                 1                150               150
     internet.com Venture Partners III L.L.C                  05/15/00                 1                300               300
                                                              07/28/00                 1                300               300
                                                                         ---------------    ---------------   ---------------
                                                                                       2                600               600

     IntraBiotics Pharmaceuticals, Inc. - Series G Pfd.       11/23/98           750,000              4,502             6,497
     Latin Healthcare Fund, L.P.                              07/15/97                 1              1,000             1,000
                                                              09/28/98              --                1,079             1,079
                                                              06/03/99              --                3,000             3,000
                                                              05/16/00              --                4,000             4,000
                                                              11/28/00              --                  500               500
                                                                         ---------------    ---------------   ---------------
                                                                                       1              9,579             9,579

     Medtronic, Inc.                                          03/15/00            94,453              3,000             5,132
     MitoKor - Series F Pfd.                                  08/22/00           266,668              2,000             2,000
     P-Com, Inc.                                              06/22/99         2,516,900             10,000             6,167
     Peachtree/CB Partners, L.L.C                             03/08/00                 1              2,742             2,742
     Peachtree/LeadScope, L.L.C                               06/30/00                 1                701               683
     Peachtree/Medichem Partners, L.L.C                       06/07/99                 1              1,223             1,223
     Peachtree/OpenNetwork Partners, L.L.C                    10/05/00                 1                982               982
     Peachtree/Velquest Partners, L.L.C                       09/14/00                 1                487               487
     Peptech Limited (AUD)                                    07/19/93            31,250                 76              --
     RateXchange Corporation - Warrants 03/15/03              03/15/00            20,833               --                --
     Rocket Ventures II, L.P.                                 07/20/99                 1                500               477
                                                              01/26/00              --                  750               715
                                                              03/23/00              --                2,750             2,621
                                                                         ---------------    ---------------   ---------------
                                                                                       1              4,000             3,813

     Ryan Hankin Kent, Inc. - Series B Convertible Pfd.       06/05/00         2,000,000              2,000             2,000
     Sanarus Medical Inc. - Series A Pfd.                     11/16/99           666,667              1,000             1,000
     SensAble Technologies, Inc. -Series B Pfd.               12/23/97         1,333,334              2,064             4,427
     SensAble Technologies, Inc. -Series C Pfd.               04/05/00           443,979              1,474             1,474
     Western Growth Capital Partners I, L.L.L.P               12/31/97                 1                 71                57
                                                              05/27/98              --                   47                38
                                                              11/17/98              --                   14                11
                                                              07/20/99              --                   35                28
                                                              07/24/00              --                   40                32
                                                                         ---------------    ---------------   ---------------
                                                                                       1                207               166

     Xenometrix, Inc.                                         07/10/92             6,619                 50                 2
     Yipes Communications Group, Inc.                         09/19/00         1,538,461             10,000            10,000
                                                                         ---------------    ---------------   ---------------
     TOTAL AMOUNT OF RESTRICTED SECURITES                                                   $       132,258   $       147,162
                                                                                            ===============   ===============

 4 DISTRIBUTIONS TO SHAREHOLDERS

     On November 7, 2000, a distribution of $2.23 per share was declared. The dividend was paid on November 13, 2000, to shareholders of record on November 8, 2000.

     The tax character of distributions paid during 2000 and 1999 was as follows:

                                               2000            1999
                                          --------------   --------------
     Distributions paid from:
       Ordinary income                    $  198,926,283   $         --
       Long-term capital gain                971,228,320      512,372,868
                                          --------------   --------------
                                          $1,170,154,603   $  512,372,868
                                          ==============   ==============

     As of December 31, 2000, the components of distributable earnings on a tax basis were as follows:

     Undistributed ordinary income        $   37,260,813
     Undistributed long-term gain            199,219,097
     Unrealized appreciation                 607,305,377
                                          --------------
                                          $  843,785,287
                                          ==============

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

 5 LINE OF CREDIT

     The Fund has a $400,000,000 committed secured leverage line of credit. The Fund is required to pledge assets equivalent to its borrowings under the line of credit. The Fund incurs a commitment fee on the unused portion of the line of credit. Borrowings are charged interest at 0.50% over the current overnight Federal Funds Rate. No compensating balances are required.

 6 CAPITAL SHARE TRANSACTIONS

     As of December 31, 2000, 2,000,000,000 shares of $.10 par value stock were authorized.

     Transactions in capital stock were as follows:

                                                                    SHARES                               AMOUNT
                                                       ---------------------------------    ---------------------------------
                                                             2000             1999               2000               1999
                                                       ---------------   ---------------    ---------------   ---------------
     Shares sold                                            38,614,486        43,175,069    $   246,148,129   $   230,600,975
     Shares issued in re-investment of distributions       248,841,044       102,246,269      1,134,809,314       496,926,932
                                                       ---------------   ---------------    ---------------   ---------------
                                                           287,455,530       145,421,338      1,380,957,443       727,527,907
     Shares redeemed                                       110,894,428       374,248,398        698,057,347     2,001,045,334
                                                       ---------------   ---------------    ---------------   ---------------
     Net increase (decrease)                               176,561,102      (228,827,060)   $   682,900,096   $(1,273,517,427)
                                                       ===============   ===============    ===============   ===============

 7 INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities (excluding short-term investments and securities sold short) were $2,490,144,281 and $2,543,538,630, respectively.

     The U.S. federal income tax basis of the Fund's investments at December 31, 2000, was $2,768,784,492, and net unrealized appreciation for U.S. federal income tax purposes was $607,285,577 (gross unrealized appreciation $877,248,598; gross unrealized depreciation $269,963,021).

 8 PORTFOLIO SECURITIES LOANED

     The Fund lends securities to certain brokers who pay the Fund negotiated lenders' fees. These fees, less costs to administer the program, are included in interest income and amounted to $2,051,909 for the year ended December 31, 2000. The Fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At December 31, 2000, the value of the securities loaned and the value of collateral was $202,657,962 and $217,899,658, respectively. Investment Advisory Fee and Other Transactions with Affiliates

 9 INVESTMENT ADVISORY FEE

     Edgemont Asset Management Corporation (Edgemont) is the investment advisor of the Fund. Certain officers and directors of the Fund are affiliated with Edgemont. Edgemont's investment advisory fee is calculated on an annual basis at 1.5% of the Fund's average net assets. For the year ended December 31, 2000, the Fund incurred investment advisory fees of $54,426,558. Edgemont has voluntarily agreed to reimburse the Fund for expenses, to the extent of the investment advisory fee, if the Fund's annual expenses (other than brokerage commissions, capital items, interest, taxes, extraordinary items and other excludable items) are in excess of $650,000. A reimbursement of $4,500,662 was made for the year ended December 31, 2000. Edgemont has voluntarily agreed to continue to provide this reimbursement in the future.

   DISTRIBUTION FEE

     The Fund has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund or Edgemont may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to: advertising, printing of prospectuses and reports for prospective shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or Edgemont. The Fund or Edgemont may incur such distribution expenses at the rate of 0.75% per annum on the Fund's average net assets. For the year ended December 31, 2000, distribution expenses of $13,062,374 were incurred by the Fund, equivalent to 0.36% per annum of the Fund's average net assets.

   REDEMPTION FEE

     The Fund imposes a redemption fee of 0.2% on the redemption price of the Fund's capital stock shares redeemed, if such shares were purchased after February 1, 1985. The redemption fee is applied to the Fund's expenses for providing redemption services, including, but not limited to: transfer agent fees, postage, printing, telephone and related employment costs. Any excess fee proceeds are added to the Fund's assets. For the year ended December 31, 2000, redemption fees of $1,398,147 were allocated to cover the cost of redemptions. Excess fee proceeds of $12,707 were added to the Fund's assets.

   BROKERAGE COMMISSIONS

     The Fund places a portion of its portfolio transactions with Bowling Green Securities, Inc. (Bowling Green). During 2000, $20,000 of brokerage commissions were paid to Bowling Green. Certain officers and directors of the Fund are affiliated with Bowling Green.

10 COMMITMENTS AND CONTINGENCIES

     In the course of pursuing its investment philosophy, the Fund sometimes invests in limited partnerships and limited liability companies. These entities often require the Fund to commit to a total dollar amount to be invested. The actual investments are usually made in installments over a period of time. At December 31, 2000, the Fund had total commitments to limited partnerships and limited liability companies of $39,900,000; of this amount $21,634,900 was actually invested by the Fund leaving the Fund contingently liable for additional investments of $18,265,100.

11 PROPOSED AGREEMENT AND PLAN OF ORGANIZATION

     On October 20, 2000, Edgemont, the Fund's investment advisor, reached a definitive agreement with Federated Investors, Inc. (Federated) for the sale of Edgemont's advisory business to Federated. In connection with this sale, shareholders of the Fund will be asked to approve, at a special meeting of shareholders to be held on April 6, 2001, a proposed Agreement and Plan of Reorganization between the Fund and the Federated Kaufmann Fund, a newly organized series of Federated Equity Funds. The Federated Kaufmann Fund would be advised by Federated Investment Management Company, a subsidiary of Federated. Hans P. Utsch and Lawrence Auriana, the current portfolio managers of the Fund, will continue as co-managers and be responsible for the day-to-day portfolio management of the Federated Kaufmann Fund under employment contracts with Federated. The Federated Kaufmann Fund would have the same investment objective and strategies and substantially the same investment policies as the Fund. If the Plan is approved, the Federated Kaufmann Fund would acquire substantially all of the assets, and assume certain liabilities of the Fund. Federated Kaufmann Fund shares would be distributed pro rata by the Fund to the holders of its shares and the Fund would subsequently be dissolved.

THE KAUFMANN FUND, INC.                       ANNUAL REPORT - DECEMBER 31, 2000
--------------------------------------------------------------------------------

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF
THE KAUFMANN FUND, INC.

  We have audited the accompanying statement of assets and liabilities of The Kaufmann Fund, Inc., including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Kaufmann Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

  Abington, Pennsylvania                          SANVILLE & COMPANY
  February 1, 2001                                Certified Public Accountants

THE KAUFMANN FUND, INC.                       ANNUAL REPORT - DECEMBER 31, 2000
-------------------------------------------------------------------------------

THE POWER OF AUTOMATIC INVESTING
-------------------------------------------------------------------------------

DOLLAR-COST AVERAGING: A PROVEN LONG-TERM INVESTMENT STRATEGY

  Just as the stock market fluctuates with time, investor sentiment tends to alternate between periods of enthusiasm and despair. Unfortunately, investors tend to let their emotions guide their investment decisions. An effective investment strategy that assists in overcoming the emotional hazards of market volatility is "dollar-cost averaging." An investment plan using dollar-cost averaging is also a convenient way to lower your average investment cost.

  The key investment concept behind dollar-cost averaging is that when prices are up you purchase fewer shares and when prices are down you purchase more. It is an automatic method to help you counter the natural human impulse to buy high and to sell low.

  The easiest and most painless way to dollar-cost average is to establish an Automatic Investment Plan (AIP). With an AIP, you can arrange for money to be withdrawn directly from your checking/savings account or paycheck. There are no checks to write or phone calls to make -- everything is done for you. It is a simple, effective and effortless way to set aside money.

  Decide on an amount you would like to invest and a specific time to make your investment. Maybe you want to invest $200 a month. Perhaps it would work better to invest every two weeks by taking $100 out of each paycheck. Once you have set an amount and a time period that works for your situation -- stick with it! Dollar-cost averaging works best if you make investments on a regular basis.

  In the end, one of the greatest benefits of dollar-cost averaging is that it commits you to investing regularly, regardless of what is happening in the financial markets. You avoid the temptation to guess whether you are purchasing shares at a market low or a market high, and you make building assets for the future a good habit rather than an agonizing decision.

  Although dollar-cost averaging cannot guarantee a profit or protect against loss in declining markets, it can potentially help make market fluctuations work to your advantage. Dollar-cost averaging, combined with other key benefits such as diversification and professional management, can give you the best opportunity to build wealth.

--------------------------------------------------------------------------------

INVESTMENT ADVISOR
  Edgemont Asset Management Corporation
  140 East 45th Street, 43rd Floor
  New York, New York 10017
  (212) 661-2443

--------------------------------------------------------------------------------

CUSTODIAN
  State Street Bank and Trust Company
  P.O. Box 1713
  Boston, Massachusetts 02105

--------------------------------------------------------------------------------

TRANSFER AGENT
  Boston Financial Data Services Inc.
  P.O. Box 8331
  Boston, Massachusetts 02266
  (800) 261-0555

--------------------------------------------------------------------------------

LEGAL COUNSEL
  Pepper Hamilton, LLP
  3000 Two Logan Square
  Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS
  Sanville & Company
  1514 Old York Road
  Abington, Pennsylvania 19001

--------------------------------------------------------------------------------

This annual report must be accompanied with or preceded by the Fund's current prospectus.

--------------------------------------------------------------------------------


                                      THE
                                    KAUFMANN
                                     FUND,
                                      INC.

                               [graphic omitted]

                                 ANNUAL REPORT

--------------------------------------------------------------------------------

                               DECEMBER 31, 2000